Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended December 31, 2011
(NYSE:  NFP)

Investor Relations Contact:

Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures.  The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest, the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations, the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, net, the accelerated vesting of certain RSUs, any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income.  A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the ability of the Company to execute on its strategy of increasing recurring revenue and other business initiatives; (2) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (3) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and employees and through the Company’s reportable segments; (4) any losses that NFP may take with respect to dispositions, restructures or otherwise; (5) seasonality or an economic environment that results in fewer sales of financial products or services; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (7) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, due to requirements related to medical loss ratios stemming from the Patient Protection and Affordable Care Act or otherwise; (8) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, or the dilutive impact of capital raising efforts; (11) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, or activities within the life settlements industry; (12) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of the adoption of the Patient Protection and Affordable Care Act and resulting changes in business practices, potential changes in estate tax laws, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (13) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (14) the effectiveness or financial impact of NFP’s incentive plans; (15) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (16) the loss of services of key members of senior management; (17) failure by the Company’s broker-dealers to comply with net capital requirements; (18) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; (19) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, including insurance carriers' potential change in accounting for deferred acquisition costs, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (20) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (21) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 10, 2011.

 Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$289,162	$284,276	$1,013,392	$981,917

Operating expenses:
Commissions and fees	93,896	91,336	330,179	303,794

Compensation expense - employees	70,409	65,110	267,528	256,181
Fees to principals	46,202	52,308	135,911	161,958
Total compensation expense	116,611	117,418	403,439	418,139

Non-compensation expense	38,525	39,391	153,357	156,538
Amortization of intangibles	8,271	8,211	32,478	33,013
Depreciation	3,313	3,095	12,553	12,123
Impairment of goodwill and intangible assets	8,319	—	11,705	2,901
Gain on sale of businesses, net	(1,291)	(274)	(1,238)	(10,295)
Change in estimated acquisition earn-out payables	(467)	—	(414)	—
Total operating expenses	267,177	259,177	942,059	916,213
Income from operations	21,985	25,099	71,333	65,704

Non-operating income and expenses
Interest income	733	1,209	3,333	3,854
Interest expense	(3,982)	(4,084)	(15,733)	(18,533)
Gain on early extinguishment of debt	—	—	—	9,711
Other, net	568	2,787	6,386	8,303
Non-operating income and expenses, net	(2,681)	(88)	(6,014)	3,335
Income before income taxes	19,304	25,011	65,319	69,039

Income tax expense	8,059	9,742	28,387	26,481
Net Income	$11,245	$15,269	$36,932	$42,558

Cash Earnings Reconciliation
GAAP net income	$11,245	$15,269	$36,932	$42,558
Amortization of intangibles	8,271	8,211	32,478	33,013
Depreciation	3,313	3,095	12,553	12,123
Impairment of goodwill and intangible assets	8,319	—	11,705	2,901
Tax benefit of impairment of goodwill and intangible assets	(3,390)	(15)	(4,729)	(1,147)
Non-cash interest, net of tax	670	802	2,602	5,094
Accelerated vesting of certain RSUs, net of tax	—	—	—	8,174
Gain on early extinguishment of debt, net of tax	—	—	—	(5,914)
Change in estimated acquisition earn-out payables, net of tax	(731)	—	(699)	—
Cash earnings	$27,697	$27,362	$90,842	$96,802

Adjusted EBITDA Reconciliation
GAAP net income	$11,245	$15,269	$36,932	$42,558
Income tax expense	8,059	9,742	28,387	26,481
Interest income	(733)	(1,209)	(3,333)	(3,854)
Interest expense	3,982	4,084	15,733	18,533
Gain on early extinguishment of debt	—	—	—	(9,711)
Other, net	(568)	(2,787)	(6,386)	(8,303)
Income from operations	21,985	25,099	71,333	65,704
Amortization of intangibles	8,271	8,211	32,478	33,013
Depreciation	3,313	3,095	12,553	12,123
Impairment of goodwill and intangible assets	8,319	—	11,705	2,901
Gain on sale of businesses, net	(1,291)	(274)	(1,238)	(10,295)
Accelerated vesting of certain RSUs	—	—	—	13,395
Change in estimated acquisition earn-out payables	(467)	—	(414)	—
Adjusted EBITDA	$40,130	$36,131	$126,417	$116,841
Adjusted EBITDA as a % of revenue	13.9%	12.7%	12.5%	11.9%

Compensation Ratios

Total compensation expense ratio	40.3%	41.3%	39.8%	42.6%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - CORPORATE CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$116,559	$108,483	$412,192	$387,855

Operating expenses:
Commissions and fees	14,793	11,067	46,183	36,989

Compensation expense - employees	37,580	32,758	141,127	130,291
Fees to principals	22,731	26,009	73,867	80,780
Total compensation expense	60,311	58,767	214,994	211,071

Non-compensation expense	19,795	18,390	74,457	75,180
Amortization of intangibles	5,651	5,395	21,553	21,398
Depreciation	1,505	1,624	6,107	6,298
Impairment of goodwill and intangible assets	1,246	—	1,246	1,931
(Gain) loss on sale of businesses, net	(56)	229	(103)	(8,058)
Change in estimated acquisition earn-out payables	(467)	—	(414)	—
Total operating expenses	102,778	95,472	364,023	344,809
Income from operations	$13,781	$13,011	$48,169	$43,046

Adjusted EBITDA Reconciliation
Income from operations	$13,781	$13,011	$48,169	$43,046
Amortization of intangibles	5,651	5,395	21,553	21,398
Depreciation	1,505	1,624	6,107	6,298
Impairment of goodwill and intangible assets	1,246	—	1,246	1,931
(Gain) loss on sale of businesses, net	(56)	229	(103)	(8,058)
Accelerated vesting of certain RSUs	—	—	—	7,394
Change in estimated acquisition earn-out payables	(467)	—	(414)	—
Adjusted EBITDA	$21,660	$20,259	$76,558	$72,009
Adjusted EBITDA as a % of revenue	18.6%	18.7%	18.6%	18.6%

Compensation Ratios

Total compensation expense ratio	51.7%	54.2%	52.2%	54.4%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - INDIVIDUAL CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$106,999	$116,870	$351,436	$378,847

Operating expenses:
Commissions and fees	24,852	32,117	77,652	89,492

Compensation expense - employees	28,529	28,573	110,267	110,543
Fees to principals	23,471	26,299	62,044	81,178
Total compensation expense	52,000	54,872	172,311	191,721

Non-compensation expense	14,306	17,266	62,782	67,626
Amortization of intangibles	2,620	2,816	10,925	11,615
Depreciation	1,067	1,113	4,275	4,458
Impairment of goodwill and intangible assets	7,073	—	10,459	970
Gain on sale of businesses, net	(1,235)	(503)	(1,135)	(2,237)
Change in estimated acquisition earn-out payables	—	—	—	—
Total operating expenses	100,683	107,681	337,269	363,645
Income from operations	$6,316	$9,189	$14,167	$15,202

Adjusted EBITDA Reconciliation
Income from operations	$6,316	$9,189	$14,167	$15,202
Amortization of intangibles	2,620	2,816	10,925	11,615
Depreciation	1,067	1,113	4,275	4,458
Impairment of goodwill and intangible assets	7,073	—	10,459	970
Gain on sale of businesses, net	(1,235)	(503)	(1,135)	(2,237)
Accelerated vesting of certain RSUs	—	—	—	6,001
Change in estimated acquisition earn-out payables	—	—	—	—
Adjusted EBITDA	$15,841	$12,615	$38,691	$36,009
Adjusted EBITDA as a % of revenue	14.8%	10.8%	11.0%	9.5%

Compensation Ratios

Total compensation expense ratio	48.6%	47.0%	49.0%	50.6%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - ADVISOR SERVICES GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$65,604	$58,923	$249,764	$215,215

Operating expenses:
Commissions and fees	54,251	48,152	206,344	177,313

Compensation expense - employees	4,300	3,779	16,134	15,347
Fees to principals	—	—	—	—
Total compensation expense	4,300	3,779	16,134	15,347

Non-compensation expense	4,424	3,735	16,118	13,732
Amortization of intangibles	—	—	—	—
Depreciation	741	358	2,171	1,367
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—
Total operating expenses	63,716	56,024	240,767	207,759
Income from operations	$1,888	$2,899	$8,997	$7,456

Adjusted EBITDA Reconciliation
Income from operations	$1,888	$2,899	$8,997	$7,456
Amortization of intangibles	—	—	—	—
Depreciation	741	358	2,171	1,367
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—
Adjusted EBITDA	$2,629	$3,257	$11,168	$8,823
Adjusted EBITDA as a % of revenue	4.0%	5.5%	4.5%	4.1%

Ratios

Commission expense ratio	82.7%	81.7%	82.6%	82.4%
(Operating expenses:Commissions and fees/Revenue)

Total compensation expense ratio	6.6%	6.4%	6.5%	7.1%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)
	For the Three Months Ended				For the Twelve Months Ended
	December 31,		December 31,		December 31,		December 31,
	2011		2010		2011		2010
Revenue
Corporate Client Group	$116,559	40.3%	$108,483	38.2%	$412,192	40.7%	$387,855	39.5%
Individual Client Group	106,999	37.0%	116,870	41.1%	351,436	34.7%	378,847	38.6%
Advisor Services Group	65,604	22.7%	58,923	20.7%	249,764	24.6%	215,215	21.9%
Consolidated	$289,162	100.0%	$284,276	100.0%	$1,013,392	100.0%	$981,917	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$21,660	53.9%	$20,259	56.1%	$76,558	60.6%	$72,009	61.6%
Individual Client Group	15,841	39.5%	12,615	34.9%	38,691	30.6%	36,009	30.8%
Advisor Services Group	2,629	6.6%	3,257	9.0%	11,168	8.8%	8,823	7.6%
Consolidated	$40,130	100.0%	$36,131	100.0%	$126,417	100.0%	$116,841	100.0%

Adjusted EBITDA Margin
Corporate Client Group	18.6%		18.7%		18.6%		18.6%
Individual Client Group	14.8%		10.8%		11.0%		9.5%
Advisor Services Group	4.0%		5.5%		4.5%		4.1%
Consolidated	13.9%		12.7%		12.5%		11.9%

	For the Three Months Ended		For the Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Organic revenue
Corporate Client Group	1.4%	4.6%	3.6%	5.8%
Individual Client Group	-8.7%	0.0%	-6.9%	1.8%
Advisor Services Group	11.3%	32.9%	16.1%	17.7%
Consolidated	-0.6%	8.6%	2.3%	6.9%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CORPORATE OVERVIEW
(Unaudited - dollars in thousands, except per share data)
	At or for the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
GAAP net income	$11,245	$15,269	$36,932	$42,558
Amortization of intangibles	8,271	8,211	32,478	33,013
Depreciation	3,313	3,095	12,553	12,123
Impairment of goodwill and intangible assets	8,319	—	11,705	2,901
Tax benefit of impairment of goodwill and intangible assets	(3,390)	(15)	(4,729)	(1,147)
Non-cash interest, net of tax	670	802	2,602	5,094
Accelerated vesting of certain RSUs, net of tax	—	—	—	8,174
Gain on early extinguishment of debt, net of tax	—	—	—	(5,914)
Change in estimated acquisition earn-out payables	(731)	—	(699)	—
Cash earnings	$27,697	$27,362	$90,842	$96,802

GAAP net income per share - diluted	$0.27	$0.34	$0.84	$0.96
Amortization of intangibles	0.20	0.18	0.74	0.75
Depreciation	0.08	0.07	0.29	0.27
Impairment of goodwill and intangible assets	0.20	—	0.27	0.07
Tax benefit of impairment of goodwill and intangible assets	(0.08)	—	(0.11)	(0.03)
Non-cash interest, net of tax	0.02	0.02	0.06	0.12
Accelerated vesting of certain RSUs, net of tax	—	—	—	0.19
Gain on early extinguishment of debt, net of tax	—	—	—	(0.13)
Change in estimated acquisition earn-out, net of tax	(0.02)	—	(0.02)	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—
Cash earnings per share - diluted (2)	$0.65	$0.60	$2.07	$2.19

Shares outstanding, beginning of period	41,704	43,574	43,502	41,363
Common shares issued for acquisitions during period	—	—	—	—
Common shares issued for contingent consideration and escrow during period	—	—	—	648
Common shares issued for stock-based awards during period	120	74	739	1,821
Common shares repurchased during period	(1,075)	(172)	(3,514)	(445)
Common shares issued under ongoing incentive program	—	—	—	—
Other	—	26	22	115
Shares outstanding, end of period	40,749	43,502	40,749	43,502

Weighted average common shares outstanding	41,289	43,654	42,867	42,634
Dilutive effect of contingent consideration and ongoing incentive payments	140	16	140	16
Dilutive effect of stock-based awards	897	1,386	826	1,484
Dilutive effect of escrow, stock subscriptions and other	7	3	7	2
Dilutive effect of senior convertible notes	67	215	23	—
Weighted average common shares outstanding - diluted (1)	42,400	45,274	43,863	44,136

Debt to total capitalization	32.8%	33.6%	32.8%	33.6%

(1)
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)
(Unaudited - in thousands)
	At
	December 31,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$135,239	$128,830

Fiduciary funds - restricted relating to premium trust accounts	75,503	82,647
Commissions, fees and premiums receivable, net	119,945	120,572
Due from principals and/or certain entities they own	4,308	7,981
Notes receivable, net	4,224	6,128
Deferred tax assets	10,209	13,865
Other current assets	18,706	17,442
Total current assets	368,134	377,465
Property and equipment, net	33,937	37,359
Deferred tax assets	5,023	5,836
Intangibles, net	320,066	337,833
Goodwill, net	102,039	60,894
Notes receivable, net	23,661	30,724
Other non-current assets	41,307	42,952
Total assets	$894,167	$893,063

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$74,145	$83,091
Short term debt	—	—
Current portion of long term debt	12,500	12,500
Income taxes payable	3,045	—
Due to principals and/or certain entities they own	37,886	37,406
Accounts payable	30,584	36,213
Accrued liabilities	70,855	55,673
Total current liabilities	229,015	224,883
Long term debt	93,750	106,250
Deferred tax liabilities	1,605	1,552
Convertible senior notes	91,887	87,581
Other non-current liabilities	71,960	64,585
Total liabilities	488,217	484,851

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—
Common stock at par value	4,665	4,596
Additional paid-in capital	905,774	902,153
Accumulated deficit	(391,202)	(425,063)
Treasury stock	(112,278)	(73,458)
Accumulated other comprehensive income	(1,009)	(16)
Total stockholders' equity	405,950	408,212
Total liabilities and stockholders' equity	$894,167	$893,063

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in thousands)
	At or for the Three Months Ended		At or for the Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Cash flow from operating activities:
Net income (loss)	$11,245	$15,269	$36,932	$42,558

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	2,201	1,774	2,201	2,058
Stock-based compensation	1,333	1,660	5,463	17,336
Impairment of goodwill and intangible assets	8,319	—	11,705	2,901
Amortization of intangibles	8,271	8,211	32,478	33,013
Depreciation	3,313	3,095	12,553	12,123
Accretion of senior convertible notes discount	1,109	1,260	4,306	8,287
Loss (gain) on sale of businesses, net	(1,291)	(274)	(1,238)	(10,295)
Change in estimated acquisition earn-out payables	(467)	—	(414)	—
Loss on sublease	—	—	—	1,766
Bad debt expense	49	2,331	2,398	5,028
Gain on early extinguishment of debt	—	—	—	(9,711)
Other, net	(401)	(1,967)	(1,916)	(3,460)

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	4,049	8,465	11,736	(6,716)
Commissions, fees and premiums receivable, net	(29,146)	(21,712)	713	7,032
Due from principals and/or certain entities they own	7,167	6,406	3,742	4,567
Notes receivable, net - current	(23)	1,884	1,514	3,603
Other current assets	(1,324)	4,667	(1,276)	(2,990)
Notes receivable, net - non-current	2,311	(323)	4,227	(8,068)
Other non-current assets	130	1,075	2,960	1,755

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(9,272)	(13,265)	(13,025)	5,150
Income taxes payable	1,327	(123)	2,879	2,351
Due to principals and/or certain entities they own	12,331	9,649	218	1,142
Accounts payable	12,427	18,112	(5,725)	14,099
Accrued liabilities	5,248	(5,456)	5,448	(3,551)
Other non-current liabilities	(2,499)	2,322	(1,702)	(546)
Total adjustments	25,162	27,791	79,245	76,874
Net cash provided by operating activities	36,407	43,060	116,177	119,432

Cash flow from investing activities:
Proceeds from disposal of businesses	2,964	(3)	3,702	5,670
Purchases of property and equipment, net	(2,491)	(3,092)	(8,859)	(12,376)
Proceeds from (payments for) acquired firms, net of cash	(150)	(356)	(48,685)	305
Proceeds from (payments for) contingent consideration	—	(2,518)	(80)	(13,302)
Change in restricted cash	—	—	—	10,000
Net cash provided by (used in) investing activities	323	(5,969)	(53,922)	(9,703)

Cash flow from financing activities:
Repayments of short term debt	—	—	—	(40,000)
Proceeds from long term debt	—	—	—	125,000
Repayment of long term debt	(3,125)	(3,125)	(12,500)	(6,250)
Long term debt costs	—	(94)	—	(4,017)
Proceeds from issuance of senior convertible notes	—	—	—	125,000
Senior convertible notes issuance costs	—	6	—	(4,123)
Repayment of senior convertible notes	—	—	—	(219,650)
Senior convertible notes tender offer costs	—	—	—	(800)
Purchase of call options	—	—	—	(33,913)
Sale of warrants	—	—	—	21,025
Proceeds from stock-based awards, including tax benefit	(1,157)	119	1,446	3,010
Shares cancelled to pay withholding taxes	(12)	(51)	(3,033)	(2,107)
Repurchase of common stock	(13,194)	—	(41,757)	—
Dividends paid	(1)	(1)	(2)	(68)
Net cash used in financing activities	(17,489)	(3,146)	(55,846)	(36,893)
Net increase (decrease) in cash and cash equivalents	19,241	33,945	6,409	72,836
Cash and cash equivalents, beginning of period	115,998	94,885	128,830	55,994
Cash and cash equivalents, end of the period	$135,239	$128,830	$135,239	$128,830

Supplemental disclosures of cash flow information
Cash paid for income taxes	$8,874	$1,103	$24,686	$27,203
Cash paid for interest	$3,403	$3,503	$8,764	$6,784

DEFINED TERMS

Accelerated vesting of certain RSUs:	Portion of fees to principals attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, net, the accelerated vesting of certain RSUs, any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.

Cash earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest, the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations, the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.

Cash earnings per share - diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.

Commission expense ratio:	Derived by dividing commissions and fee expense by revenue.

Common shares issued for acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common shares issued for contingent consideration and escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common shares issued for stock-based awards:	Represents the number of shares of NFP common stock issued under NFP's various stock incentive plans during the period presented.

Common shares issued under ongoing incentive program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common shares repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Compensation expense – employees:	Represents the expense incurred for payments made related to compensating producing and non-producing staff. Previously referred to as “compensation expense.”

Debt to total capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Fees to principals:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the businesses they manage.  Previously referred to as “total management fees.”

Organic revenue growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods.  The Company excludes revenue from new acquisitions, sub-acquisitions, and the revenue derived from businesses fully disposed of for the first twelve months after the respective transaction.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Sub-acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Total compensation expense:	The sum of compensation expense—employees and fees to principals.

Total compensation expense ratio:	Derived by dividing the sum of compensation expense—employees and fees to principals by revenue.